SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2002


                                 PC-EPHONE, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                              98-0197707
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)

5375 Mira Sorrento Place, Suite 290
San Diego, California, USA                                                92121
--------------------------                                                -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code                 858-550-2020
                                                                   ------------

Commission File Number: 000-26341


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(Former name or former address,                                  (Zip Code)
 if changed since last report.)




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Item 4.           Changes in Registrant's Certifying Accountant.

         a. On February 22, 2002, PC-EPhone, Inc., a Nevada corporation, or the Company, terminated its relationship with Amisano Hanson Chartered Accountants, or Amisano Hanson, as principal independent accountants for the Company. The decision to terminate Amisano Hanson as principal independent accountants for the Company was approved by the Company's Board of Directors on February 22, 2002.

         In connection with the audits for the two (2) most recent fiscal years ended December 31, 2000 and 1999, there were no disagreements between Amisano Hanson and the Company, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused Amisano Hanson to make reference in connection with its report for the related periods with respect to the subject matter of the disagreement.

         The audit reports of Amisano Hanson on the consolidated financial statements of the Company, as of and for the fiscal years ended December 31, 2000 and 1999, did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         b. On February 22, 2002, the Company engaged Singer Lewak Greenbaum & Goldstein LLP, of Singer Lewak, to serve as the principal independent accountants for the Company. Prior to engaging Singer Lewak, neither the Company nor someone on its behalf consulted Singer Lewak regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 6.           Resignation of Registrant's Director.

On March 6, 2002, Jaekil Song resigned as a Director of the Company. On the same day, the Board of Directors appointed Se-Yup Choi as a Director to replace Mr. Song. Mr. Choi is the Manager of International Marketing for Cyberbank Corp., the developer of the PC-EPhone and a major shareholder of the Company.

Mr. Song's resignation was received by the Company on March 8, 2002.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.
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                  16.1     Letter re change in certifying accountant






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC-EPHONE, INC.


/s/ David Meltzer
-------------------------
David C. Meltzer
President, CEO & Director

Date:     March 13, 2002